                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (earliest event reported) January 16, 2001





                         CENTURY MILESTONE S&T CO., LTD.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Colorado                       33-7945-D                84-1032191
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



           94 Rue de Lausanne, CH1202 , Geneva, Switzerland
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code: 011-44-22-9000000
                                                    ----------------------------

               No. 803, Jinyu Plaza, 100 #West Sanhuan North Rd,
                      Haidian District, Beijing PRC 100037
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 23, 2001, the Registrant engaged the accounting firm of Schumacher & Associates, Inc. to serve as the Registrant's new principal independent accountant. Schumacher & Associates, Inc. replaces BDO International as the Registrant's principal auditor.

         BDO International submitted a letter of resignation to the Registrant's Board of Directors tendering their resignation as the Registrant's auditors effective January 16, 2001. In the letter BDO International stated that there has never been any dispute or disagreement with the Registrant and that the resignation was due to internal reasons. A copy of the letter is attached as an exhibit hereto.

         BDO International was engaged on August 11, 2000. The former accountant never provided an audit report on the financial statements of the Registrant.

         During the two most recent fiscal years and the subsequent interim period preceding the resignation of BDO International there were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement(s), if any, in connection with its reports.

         A letter addressed to the Securities and Exchange Commission from the former accountant stating its agreement with the disclosures made in this filing is filed as an exhibit hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

            Exhibit No.    Description
            -----------    -----------

              16.2 Letter of resignation from BDO International as auditor of the Registrant dated January 16, 2001 (Filed herewith.)

              16.3 Letter on change in certifying accountant from BDO International, dated May 21, 2001 (Filed herewith.)

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTURY MILESTONE S&T CO., LTD.


                                           By: /s/ Michael Harrop
                                               ---------------------------------
                                               Michael Harrop, President

Date: May 22, 2001

                                  EXHIBIT INDEX


        Exhibit Number     Description
        --------------     -----------
             16.2          Letter of resignation from BDO International as
                           auditor of the Registrant dated January 16, 2001
                           (Filed herewith.)

             16.3          Letter on change in certifying accountant from BDO
                           International, dated May 21, 2001 (Filed herewith.)